EXHIBIT 99.4

CERTIFICATE OF DESIGNATION

OF PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES AA PREFERRED STOCK

OF

E.DIGITAL CORPORATION,

a Delaware Corporation

PURSUANT TO SECTION 151 OF THE GENERAL
CORPORATION LAW OF THE STATE OF DELAWARE

The undersigned, WILLIAM BLAKELEY and ROBERT PUTNAM, do hereby certify that:

1. They are the President and Secretary, respectively, of E.DIGITAL CORPORATION, a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue five million (5,000,000) shares of preferred stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of five million (5,000,000) shares, $.001 par value, issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to established a series of authorized preferred stock having a par value of $.001 per share, which series shall be designated as “Series AA Preferred Stock” and to fix the rights, preferences, restrictions and other matters relating to the such series of preferred stock as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby established a series of authorized preferred stock having a par value of $.001 per share, which series shall consist of one hundred thousand (100,000) shares and be designated as “Series AA Preferred Stock,” and does hereby fix and determine the rights, references, restrictions and other matters relating to such series of preferred stock as follows:

1. Designation. The series of preferred stock shall consist of one hundred thousand (100,000) shares designated and known as “Series AA Preferred Stock” (hereinafter referred to as “Series AA Preferred Stock”). The Corporation may issue fractional shares of Series AA Preferred Stock. The Series AA Preferred Stock shall have an initial issue price of Ten Dollars ($10.00) per share (the “Original Issue Price”). The date on which any shares of Series AA Preferred Stock are first issued is referred to herein as the “Original Issue Date.”

2. Voting Rights.

(a) Voting. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series AA Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series AA Preferred Stock owned by such holder times one hundred (100). If a holder is entitled to cast a vote with respect to a fractional share of Common Stock, such fractional share shall be rounded up to the next whole number. The Corporation shall not, without the affirmative vote or written consent of the holders of at least a majority of the outstanding Series AA Preferred Stock (i) authorize or create any additional class or series of stock ranking prior to or on a parity with the Series AA Preferred Stock as to dividends or the distribution of assets upon liquidation, or (ii) change any of the rights, privileges or preferences of the Series AA Preferred Stock.

(b) Class Vote. Except as otherwise required by law or by this Section 2, holders of Common Stock and Series AA Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

3. Dividends. The holders of Series AA Preferred Stock shall be entitled to receive, out of any funds legally available therefor and the Corporation shall pay, dividends at the fixed rate of five percent (5%) per annum, payable in quarterly installments on the 1st day of September, December, March and June of each year. Such dividends shall accrue from the date of issuance of the shares of Series AA Preferred Stock and shall be deemed to accrue from day to day whether or not earned and declared. Such dividends shall be payable before any dividends shall be paid, declared or set apart for any other class of stock, and shall be cumulative so that if for any dividend period such dividends are not paid or declared and set apart therefor, the deficiency shall be paid, in whole or in part (without interest), on the next succeeding dividend payment date on which the Corporation has any funds legally available therefor. Until any delinquency has been fully paid or declared and set apart for payment, no distribution, by dividend or otherwise, shall be paid on, declared or set apart for any other class of stock of the Corporation and no shares of any other class of stock shall be acquired, directly or indirectly, by redemption or otherwise, except for the repurchase by the Corporation of shares of Common Stock for an amount not in excess of the original sale price thereof pursuant to employee stock purchase agreements. Notwithstanding the foregoing, the Corporation, in its sole and absolute discretion, may pay such dividends through the issuance of (i) fully paid and non-assessable shares of Common Stock determined by dividing the accrued but unpaid dividend by the average closing bid price for the Common Stock for the 10 trading days immediately preceding the applicable dividend payment date or (ii) if available, fully paid and non-assessable shares of Series AA Preferred Stock determined by dividing the accrued but unpaid dividend by the Original Issue Price.

4. Rights on Liquidation. On any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series AA Preferred Stock shall receive, out of assets legally available therefor, an amount equal to $10.00 per share, plus all accrued but unpaid dividends thereon (whether or not such dividends have been declared) to the date fixed for payment of such distributive amount, before any amount shall be paid to the holders of any other class of stock. In the event that the assets of the Corporation available for distribution to the holders of the Series AA Preferred Stock are insufficient to permit full payment to the holders of such shares as herein provided, then such assets shall be distributed ratably among the outstanding shares of Series AA Preferred Stock. In the event that the Corporation has additional assets available for distribution after payment to the holders of the Series AA Preferred Stock as herein provided, such assets shall be distributed to holders of Common Stock.

5. Conversion.

(a) Optional Conversion of the Series AA Preferred Stock. At the election of each holder and upon compliance with the provisions of subparagraph (d) below as to surrender thereof, each share of Series AA Preferred Stock may be converted into that number of fully paid and non-assessable shares of Common Stock of the Corporation (the “Conversion Stock”), determined by dividing $10.00 per share plus a sum equal to all accrued but unpaid dividends by $0.10 (the “Conversion Price”). The conversion price shall be subject to adjustment as hereinafter provided. The ability to convert also shall be subject to the requirement that the aggregate conversion price of each individual conversion (the “Aggregate Conversion Price”) shall equal or exceed $25,000 (the “Conversion Minimum”).

(b) Automatic Conversion. Each remaining outstanding share of Series AA Preferred Stock shall be automatically converted into shares of Common Stock on June 30, 2010 in accordance with the provisions of subparagraph (a) hereof. Pursuant to this subparagraph (b), on the Conversion Date (as defined below), all outstanding shares of Series AA Preferred Stock shall be converted into that number of shares of Common Stock as determined in accordance with subparagraph (a) hereof as if the conversion of such number of shares of Series AA Preferred Stock were made by the holders thereof in accordance therewith without any further action on the part of such holders.

(c) Conversion at Option of Corporation. If for any ten (10) consecutive trading days the Market Price of the Corporation’s Common Stock is at least twenty-five cents ($0.25) per share (as adjusted for stock splits, reorganizations, dividends, recapitalizations and the like), then at any time within ten (10) business days after the end of such ten (10) trading day period, the Corporation shall have the right to require the conversion of all outstanding shares of Series AA Preferred Stock into shares of Common Stock in accordance with the provisions of subparagraph (a) hereof. Pursuant to this subparagraph (c), on the Conversion Date (as defined below), all outstanding shares of Series AA Preferred Stock shall be converted into that number of shares of Common Stock as determined in accordance with subparagraph (a) hereof as if the conversion of such number of shares of Series AA Preferred Stock were made by the holders thereof in accordance therewith without any further action on the part of such holders.

(d) Delivery of Stock Certificates. The holder of any shares of Series AA Preferred Stock may exercise the optional conversion right pursuant to subparagraph (a) above by delivering to the Corporation or its duly authorized transfer agent during regular business hours at the office of the Corporation the certificate or certificates for the shares of Series AA Preferred Stock to be converted, duly endorsed or assigned either in blank or to the Corporation (if required by it), accompanied by written notice (the “Conversion Notice”) stating that such holder elects to convert such shares of Series AA Preferred Stock and shall provide a certificate to the Corporation or its duly authorized transfer agent as to the date of such conversion. Upon the occurrence of an automatic conversion pursuant to subparagraph (b) above or conversion at the option of the Corporation pursuant to subparagraph (c) above, the Corporation shall deliver notice to each holder of Series AA Preferred Stock and the holder of any shares of Series AA Preferred Stock shall deliver to the Corporation at the office of the Corporation the certificate or certificates for all shares of Series AA Preferred Stock then held by such holder, duly endorsed or assigned either in blank or to the Corporation (if requested by it). Conversion shall be deemed to have been effected (i) in the case of an optional conversion pursuant to subparagraph (a), on the date when the aforesaid delivery of the Conversion Notice is made if such day is a business day and otherwise on the business day following the date of the aforesaid delivery, (ii) in the case of an automatic conversion pursuant to subparagraph (b) on June 30, 2010, or (iii) in the case of conversion at the option of the Corporation pursuant to subparagraph (c), upon the date of the notice, and in each case such date is referred to herein as the “Conversion Date.” As promptly as practicable thereafter, the Corporation, through its transfer agent, if any, shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in a share of Common Stock, as provided below; provided, however, that in the case of a conversion in connection with liquidation, no such certificates need be issued. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become the stockholder of record in respect of such Common Stock on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become the stockholder of record in respect of such Common Stock on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a stock certificate representing shares of Series AA Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the stock certificate so surrendered for conversion, at the expense of the Corporation, a new stock certificate covering the number of shares of Series AA Preferred Stock representing the unconverted portion of the certificate so surrendered. Any transfer taxes applicable to the above-described transactions shall be paid by such transferee. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Common Stock or the reissuance of the Preferred Stock in a name other than that in which the shares of Series AA Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

(e) No Fractional Shares of Common Stock. No fractional shares of Common Stock shall be issued upon conversion of shares of Series AA Preferred Stock and in lieu thereof, the Corporation shall pay to the holder of such fractional share interest cash in respect of such fractional interest in an amount equal to the Market Price on the Conversion Date multiplied by such fractional interest. The holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests. In determining the number of shares of Common Stock and the payment, if any, in lieu of fractional shares that a holder of Series AA Preferred Stock shall receive, the total number of shares of Series AA Preferred Stock surrendered for conversion by such holder shall be aggregated.

(f) Changes in Common Stock. If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale, transfer or other disposition of all or substantially all of its assets to another corporation for cash or stock of such other corporation, shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Series AA Preferred Stock shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of the Common Stock of the Corporation immediately theretofore issuable upon conversion of the Series AA Preferred Stock, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore issuable upon conversion of the Series AA Preferred Stock had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of each holder of Series AA Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Series AA Preferred Stock at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or properties as, in accordance with the foregoing provisions, such holders may be entitled to acquire. The above provisions of this subparagraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions.
 (g) Stock to be Reserved. The Corporation will use its reasonable best efforts to obtain an increase in its authorized Common Stock such that thereafter it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the conversion of Series AA Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Series AA Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Corporation, and free from all liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then effective Conversion Price. The Corporation will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation by the Corporation of any applicable law or regulation or agreement, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. Without limiting the foregoing, the Corporation will take all such action as may be necessary to assure that, upon conversion of any of the Series AA Preferred Stock, an amount equal to the lesser of (i) the par value of each share of Common Stock outstanding immediately prior to such conversion, or (ii) the Conversion Price shall be credited to the Corporation’s stated capital account for each share of Common Stock issued upon such conversion, and that, if clause (i) above is applicable, the balance of the Conversion Price of Series AA Preferred Stock converted shall be credited to the Corporation’s capital surplus account.

(h) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series AA Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any Series AA Preferred Stock in any manner which interferes with the timely conversion of such Series AA Preferred Stock.

(j) Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series AA Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Common Stock or the reissuance of the Series AA Preferred Stock in a name other than that in which the shares of Series AA Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

(k) Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series AA Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations and in the Certificate of Incorporation.

(l) Limitation on Issuance of Conversion Shares; Redemption. Notwithstanding anything herein to the contrary, a holder of Series AA Preferred Stock may not convert shares of Series AA Preferred Stock to the extent such conversion would result in the holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the shares of Series AA Preferred Stock held by such holder after application of this Section. The holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which shares of Series AA Preferred Stock are convertible shall be in the sole discretion of the holder. The provisions of this Section shall not apply to conversions specified in Section 5(b) or 5(c). The provisions of this Section may be waived by a holder (but only as to itself and not to any other holder) upon not less than ninety (90) days prior notice to the Corporation. Other Holders shall be unaffected by any such waiver.

6. Redemption.

(a) Optional Redemption. The holders of the Series AA Preferred Stock shall have the option to require cash redemption effective June 30, 2009 should sufficient shares of Common Stock not be authorized and reserved for conversion of all shares of Series AA Preferred Stock by such date. The Corporation shall provide each holder of Series AA Preferred Stock with notice no later than ten (10) days following the occurrence of either (i) corporate action to reserve sufficient shares of Common Stock such that this redemption feature shall no longer be effective or (ii) failure to authorize and reserve sufficient shares by June 30, 2009 and a computation of the redemption value and such holder’s right to redeem in accordance with the provisions of subparagraph (b) hereof. Such notice also shall specify the time and place of redemption and shall be given by certified mail to the holders of record of Series AA Preferred Stock at their respective addresses as the same shall appear on the stock books of the Corporation, but no failure to mail such notice or defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to whom the Corporation has failed to mail such notice or except as to the holder whose notice was defective. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice

(b) Redemption Price. The cash redemption price shall be the greater of (i) $20.00 per share of Series AA Preferred Stock plus a sum equal to all accrued but unpaid dividends thereon to the date fixed for redemption, or (ii) the five day average closing price immediately preceding June 30, 2009 multiplied by the number of shares of Common Stock that could be obtained on conversion in accordance with Section 5(a). The demand for cash redemption shall be made by each holder of Series AA Preferred Stock on an all or none basis within thirty (30) days of the receipt of the notice specified in subparagraph (a) hereof in writing and the redemption price shall be paid on or before August 31, 2009 if so redeemed. The holder of the Series AA Preferred Stock shall surrender the certificates for the shares of Series AA Preferred Stock for cancellation at redemption.

(c) Consequences of Failure to Redeem. Should a holder of Series AA Preferred Stock fail to redeem after receipt of the notice specified in subparagraph (a) hereof indicating that the conditions for redemption have been triggered, then the Series AA Preferred Stock shall only be convertible thereafter should sufficient shares otherwise be authorized and reserved for such purpose and the value of the Series AA Preferred Stock shall thereafter be limited to its liquidation value.

RESOLVED, FURTHER, that the President or any Vice-President, and the Secretary or any Assistant Secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 26th day of June, 2008.

/s/ WILLIAM BLAKELEY
WILLIAM BLAKELEY, President

/s/ ROBERT PUTNAM
ROBERT PUTNAM, Secretary